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                                                                Exhibit 10.72


                                 EXECUTION COPY

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, (this "Agreement") dated as of November 13, 1996 between SOFTEN REALTY, L.L.C., a Delaware limited liability company ("Grantor"), and SIERRA TUCSON, INC., a Delaware corporation ("Secured Party").


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Secured Promissory Note of Grantor dated November 13, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Note") Secured Party has made loans aggregating $8,000,000 (the "Loans") to Grantor;

         WHEREAS, as a condition to Secured Party making such Loans to Grantor, Grantor has agreed to grant to Secured Party a security interest in the Collateral (as hereinafter defined); and

         WHEREAS, capitalized terms, unless otherwise defined herein, are used herein with the same meanings given to such terms in the Note.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, receipt, adequacy and sufficiency of which is hereby acknowledged by Grantor, the parties hereto, intending legally to be bound, hereby agree as follows:


I.       GRANT OF SECURITY INTEREST; REMEDIES

         1.1 Security Interests. As security for all of its obligations as Borrower under the Note, including, without limitation, the obligation to make payment when due of all principal of and interest on the Loans, (collectively, the "Obligations"), Grantor hereby pledges, assigns, transfers, sets over and delivers to Secured Party and grants to Secured Party a security interest in all of its right, title and interest in and to the Collateral.

         "Collateral" shall mean all of the assets and properties of Grantor and all other personal property of Grantor, tangible and
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intangible, wherever located or situated and whether now owned or hereafter acquired or created, including without limitation, all goods, accounts, documents, instruments, chattel paper, inventory, contract rights, general intangibles and equipment and any proceeds thereof or income therefrom.

         1.2 Use of Collateral. So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of this Agreement and the Note, Grantor may use and dispose of the Collateral in any lawful manner.

         1.3 Application of Proceeds. Upon the request of Secured Party during the continuation of an Event of Default, Grantor agrees to take all steps necessary to cause all sums, monies, royalties, fees, commissions, charges, payments, advances, income, profit, and other proceeds constituting proceeds of the Collateral to be applied to the satisfaction of the Obligations.

         1.4 Collections, etc. Upon the occurrence of an Event of Default, and during the continuation of such Event of Default, Secured Party may, in its sole discretion, in its name or in the name of Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, or Secured Party may, to the fullest extent permitted by applicable law extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of Grantor. Secured Party will not be required to take any steps to preserve any rights against prior parties to the Collateral. If Grantor fails to make any payment or take any action required hereunder, Secured Party may, after notice to Grantor, make such payments and take all such actions as Secured Party reasonably deems necessary to protect Secured Party's security interest in the Collateral and/or the value thereof, and Secured Party is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest, or compromise any encumbrances, charges or liens that in the judgment of Secured Party appear to be equal to, prior to or superior to the security interest of Secured Party in the Collateral and any Liens not expressly permitted by this Agreement.


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         1.5      Possession, Sale of Collateral, etc.

                  (a) Upon the occurrence of an Event of Default, and during the continuation of such Event of Default, to the extent permitted by applicable law, Secured Party may enter upon the premises of Grantor, or wherever the Collateral may be, and take possession of the Collateral, and may reasonably demand and receive such possession from any Person who has possession thereof, and Secured Party may take such measures as it may deem necessary or proper for the care or protection thereof, including, without limitation, the rights to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever Secured Party shall decide, in one or more sales or parcels, at such prices as Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except 10 days' written notice to Grantor of the time and place of such sale or sales and such other notices as may be required by applicable law and cannot be waived), and any person or entity may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption of Grantor, any such demand, notice, claim, right or equity being hereby expressly waived and released to the extent permitted by applicable law.

                  (b) At any sale or sales made pursuant to this Article I, Secured Party may bid for or purchase, free (to the fullest extent permitted by applicable law) from any claim or right of whatever kind, including any equity of redemption of Grantor (any such demand, notice, claim, right or equity being hereby expressly waived and released) any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to Secured Party with respect to the Obligations as a credit against the purchase price. Secured Party shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and Secured Party shall not be chargeable with any of the obligations or liabilities of Grantor.

                  (c) Grantor hereby agrees (i) that it will indemnify and hold Secured Party harmless from and against any and all claims


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with respect to the Collateral asserted before the taking of actual possession or control of the Collateral by Secured Party pursuant to this Article I, or arising out of any act of, or omission to act on the part of, any party other than Secured Party prior to such taking of actual possession or control by Secured Party, or arising out of any act on the part of Grantor, or its agents before or after the commencement of such actual possession or control by Secured Party; and (ii) Secured Party shall have no liability or obligation to Grantor arising out of any such claim except for acts of willful misconduct or gross negligence. In any action hereunder, Secured Party shall be entitled to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver.

                  (d) Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, Secured Party shall be entitled to apply, without prior notice to Grantor, any cash or cash items constituting Collateral in the possession of Secured Party to payment of that portion of the Obligations secured hereby.

         1.6 Application of Proceeds on Default. Upon the request of Secured Party after the occurrence of an Event of Default, all income on the Collateral, and all proceeds from any sale of the Collateral pursuant hereto shall be applied (in such order as Secured Party shall in its sole discretion determine) to the payment in full of the Obligations of Grantor to Secured Party. Any amounts remaining after such payment in full shall be remitted to Grantor or as a court of competent jurisdiction may otherwise direct.

         1.7 Power of Attorney. Upon the occurrence of an Event of Default and during the continuation of such Event of Default, (a) Grantor does hereby irrevocably make, constitute and appoint Secured Party or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of Secured Party or such other person or entity to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of Secured Party, and to do any and all other acts necessary or proper to carry out the intent of this Agreement and the grant of the security interests hereunder and thereunder, and Grantor hereby ratifies and confirms all that Secured Party or its substitutes shall properly do by



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virtue hereof; and (b) Grantor does hereby further irrevocably make, constitute and appoint Secured Party or any of its officers or designees its true and lawful attorney-in-fact in the name of Secured Party or Grantor (i) to enforce Grantor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of Secured Party, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by Grantor, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as Secured Party may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to Secured Party hereunder, and (iv) to do any and all other things necessary or proper to carry out the intention of this Agreement and the grant of the security interests hereunder.

         1.8 Financing Statements, Direct Payments, Confirmation of Receivables and Audit Rights. So long as the Obligations are outstanding, Grantor hereby authorizes Secured Party to file UCC financing statements and any amendments thereto or continuations thereof and any other documents or instruments and to give any notices necessary or desirable to perfect the lien of Secured Party on the Collateral, in all cases with regard to the Collateral without the signatures of Grantor or to execute such items as attorney-in-fact for Grantor. Grantor further authorizes Secured Party, upon the occurrence of an Event of Default and during the continuation of such Event of Default, (i) to notify any account debtors that all sums payable to Grantor relating to the Collateral shall be paid directly to Secured Party and (ii) to confirm with any account debtors the amounts payable by them to Grantor with regard to the Collateral and to participate with Grantor in the audits of its account debtors. Secured Party hereby agrees to provide Grantor with copies of any notification or written requests sent by Secured Party to such account debtors at the same time as the mailing of such documents.

         1.9 Termination. The security interests granted under this Article I shall terminate when all the Obligations have been fully paid and performed, and the Commitment shall have terminated. Upon such termination Secured Party will take, at the expense of Grantor, all action and do all things reasonably necessary to release the security interest granted to it hereunder.


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         1.10 Remedies Not Exclusive. The remedies conferred upon or reserved to
Secured Party in this Article I are intended to be in addition to, and not in limitation of, any other remedy or remedies available to Secured Party. Without limiting the generality of the foregoing, Secured Party shall have all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial
Code as enacted in the State of Arizona.


II.      REPRESENTATIONS AND WARRANTIES

         Grantor makes the following representations and warranties to Secured Party and acknowledges that Secured Party has relied on the same in connection with the making of Loans to Grantor, all of which shall survive the execution and delivery of this Agreement and the Note and the Note delivered by Grantor and the making of the Loan to Grantor:

                         (i) Grantor has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization and is in good standing in all jurisdictions where the nature of its properties or business require it. Grantor has the requisite power to own its properties and carry on its business as now being conducted, to execute, deliver and perform its obligations under this Agreement and to grant to Secured Party a security interest in the Collateral.

                        (ii) The execution, delivery and performance of this Agreement and the grant to Secured Party of a security interest in the Collateral (a) have been duly authorized by all necessary corporate action on the part of Grantor, (b) will not violate, or involve Secured Party in a violation of, any provision of any law or regulation or any order of any governmental authority or any judgment of any court applicable to Grantor or its property, (c) will not violate any provision of the certificate of formation or operating agreement of Grantor or any indenture, any agreement for borrowed money, any bond, note or other similar instrument or any other material agreement to which Grantor is a party or by which Grantor or any of its property is bound, (d) will not be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, bond, note, instrument or other material


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         agreement and (e) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of Grantor other than pursuant to this Agreement.

                       (iii) This Agreement creates, as security for the Obligations purported to be secured thereby, a valid and enforceable perfected security interest in and lien on all of the Collateral in favor of Secured Party. Grantor has good and marketable title to all of the Collateral free and clear of all liens, except liens created hereby.

                        (iv) This Agreement constitutes the legal, valid obligation of Grantor, enforceable in accordance with its terms, subject (a) as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally and to moratorium laws from time to time in effect, (b) to general equitable principles which may limit the right to obtain the remedy of specific performance and (c) the qualification that the enforceability of indemnification provisions may be limited by applicable federal and state securities laws, rules and regulations.


III.     MISCELLANEOUS

         3.1 Further Assurances. Upon the request of Secured Party, Grantor hereby agrees to duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of Grantor, such further instruments as may be necessary or proper, in the reasonable judgment of Secured Party, to carry out the provisions and purposes hereof, and to do all things necessary to perfect and preserve the security interests of Secured Party hereunder and in the Collateral or any portion thereof.

         3.2 Notices. Any notice shall be conclusively deemed to have been received by Grantor and be effective on the day on which delivered in writing (which shall include telegraphic communications) to Grantor as provided for in the Note. Any notice to Secured Party shall be effective on the day on which delivered in writing (which shall include telegraphic communications) to the address for Secured Party provided for in the Note.


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         3.3 Successors. Each reference herein to a party hereto shall be deemed to include their respective successors and assigns including but not by way of limitation with respect to Secured Party, any party in whose favor the provisions of the Note shall inure. Each reference herein to Grantor shall be deemed to include the successors thereto and assigns thereof, all of whom shall be bound by the provisions of this Agreement.

         3.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona.

         3.5 No Waiver, etc. Neither a failure nor a delay on the part of Secured Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of Secured Party herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Secured Party may have under this Agreement, at law, in equity, by statute, or otherwise.

         3.6 Modification, etc. No modification, amendment or waiver of any provision of this Agreement, nor the consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in the same, similar or other circumstances.

         3.7 Severability. If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected or impaired thereby.

         3.8 Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

         3.9 Limitation of Law. All rights, remedies and powers provided by this Agreement herein may be exercised only to the


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extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited by the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under provisions of applicable law.

         IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                                      GRANTOR:

                                      SOFTEN REALTY, L.L.C., a Delaware
                                      limited liability company

                                               By:      NEXTHEALTH, INC., a
                                                        Delaware corporation,
                                                        Manager



                                      By /s/ Bob Walton
                                         --------------------------------
                                         Name:  Bob Walton
                                         Title: Authorized Representative


                                      SECURED PARTY:

                                      SIERRA TUCSON, INC., a Delaware
                                      corporation

                                      By /s/ Bob Walton
                                         --------------------------------
                                         Name:  Bob Walton
                                         Title: Authorized Representative

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